Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

September 15, 2015

Darien Rowayton Bank 1001 Post Road Darien, Connecticut 06820

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Darien Rowayton Bank (the “Company”) and Morgan Stanley & Co. LLC (“Morgan Stanley” and, together with the Company, the “Specified Parties”) related to the their evaluation of certain information with respect to a portfolio of student loans in connection with the proposed offering of DRB Prime Student Loan Trust 2015-C, Student Loan-Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 9, 2015, representatives of Morgan Stanley, on behalf of the Company, provided us with a student loan listing with respect to 1,332 student loan contracts (the “Student Loan Listing”). At the Company’s instruction, we randomly selected 50 student loan contracts (the “Sample Loans”) from the Student Loan Listing.

Additionally, on September 11, 2015, representatives of Morgan Stanley, on behalf of the Company, provided us with a computer-generated student loan data file and related record layout containing, as represented to us by the Company, data as of the close of business August 14, 2015, with respect to 1,330 student loan contracts (the “Statistical Loan File”). We performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.	Loan number (informational purposes only)	10.	Current loan balance
2.	Loan type (fixed or adjustable)	11.	Last payment date
3.	Original loan balance	12.	Borrower degree program
4.	Original loan term	13.	School name
5.	First disbursement date	14.	Graduation year
6.	Maturity date	15.	Original borrower FICO
7.	Interest rate	16.	Original co-borrower FICO (if applicable)
8.	Borrower city	17.	Gross annual income
9.	Borrower state

We compared Characteristics 2. through 4. (as set forth on the Statistical Loan File) to the corresponding information set forth on or derived from the Promissory Note or Final Disclosure Statement (collectively, the “Note”); Characteristics 5. through 11. (as set forth on the Statistical Loan File) to a data query, provided by the Company as of August 14, 2015, from their servicing system (the “Servicing System Query”); Characteristics 12. through 14. (as set forth on the Statistical Loan File) to the Loan Application Summary, education verification form or other related correspondence (collectively, the “Degree Verification Form”); Characteristics 15. and 16. (as set forth on the Statistical Loan File) to the Credit Report, Credit Disclosure or RBP Disclosure (collectively, the “Credit Report”); and Characteristic 17. (as set forth on the Statistical Loan File) to a borrower’s pay stub, borrower’s W-2 or other related correspondence (collectively, the “Income Verification Documentation”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 3. and 10., differences of $1.00 or less are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 6., differences of 30 days or less are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 11., differences of 15 days or less are noted to be “in agreement;” and

•	with respect to our comparison of Characteristic 17., differences of 5.0% or less of the gross annual income indicated on the Statistical Loan File are noted to be “in agreement.”

The student loan documents described above, including any information obtained from the servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying any of the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 15, 2015.

Exception Description Number	Exception Description

1	One difference in gross annual income

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 15, 2015

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Income Verification Documentation

1	10337625	Gross annual income	$166,197.00	$122,344.56

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.